Exhibit 99.1

Schaumburg, IL, USA;
Ulm, Germany;
July 16, 2019

Wieland Group
and
Global Brass and Copper
Complete Merger

SCHAUMBURG, IL, USA & ULM, Germany – Wieland-Werke AG (“Wieland Group”) and Global Brass and Copper Holdings, Inc. (NYSE: BRSS) (“Global Brass and Copper” or the “Company” or “GBC”) today announced that they have completed their previously announced merger.

Transaction completed as planned in second half of 2019

On April 10, 2019, Wieland Group and Global Brass and Copper signed a Merger Agreement, in which Wieland Group acquired Global Brass and Copper. This agreement was subject to a number of closing conditions, all of which have now been met, including approval by Global Brass and Copper stockholders and antitrust clearances, and the acquisition has now been completed.

Global Brass and Copper shares to be delisted

Upon closing, Global Brass and Copper became a wholly-owned subsidiary of Wieland Group, and each outstanding share of Global Brass and Copper common stock was converted into the right to receive $44.00 in cash. As a result, Global Brass and Copper shares ceased trading on the New York Stock Exchange prior to market open today and will be delisted.

The new Wieland Group

The merger combines two highly complementary businesses with diverse product offerings across copper and copper alloy strip and sheet, rod, foil, wire, tube, fabricated components and engineered products.

Together, the combined company has a leading manufacturing, service and distribution network consisting of over 90 facilities and about 9,000 employees, serving a wide variety of industries, creating value to customers in North America, Europe and Asia and offering exciting growth opportunities for its employees.

The shared focus on safety and operational excellence, technology, R&D and providing innovative products, services and solutions will enable the new Wieland Group to collaborate in unique ways with customers world-wide. In addition, the newly combined company will be even better positioned to contribute to a number of megatrends, including eMobility, connectivity, sustainability and recycling.

About Wieland

Wieland is one of the world’s leading suppliers of semi-finished copper and copper alloy products. With a global network of production sites, service and trading companies, the company offers a broad product, technology and service portfolio. From prototype to series production, Wieland develops solutions for automotive, electronics, refrigeration, air conditioning and other industries. Wieland uses high-performance copper materials to drive the success of its B2B customers in future-oriented fields such as eMobility, connectivity and urbanization. High technical competence, customer-oriented thinking and sustainability determine their actions and have been the basis of the company’s success since 1820.

Forward-Looking Statements

Certain statements contained in this Press Release constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Statements made in this Press Release that are not based on historical fact are forward-looking  statements. We base these forward-looking  statements on management’s current estimates and expectations as well as currently available competitive, financial and economic data. Forward-looking statements, however, are inherently uncertain. There are a variety of factors that could cause business results to differ materially from our forward-looking statements. For a description of some additional factors that may occur that could cause actual results to differ from our forward-looking statements see the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K, as well as the Company’s other filings with the SEC. The Company is under no duty to update any of the forward-looking statements after the date of this Press Release to conform to actual results, except as required by applicable law.

CONTACT:

Michael Demmer
Wieland Group
Senior Vice President, Strategy & Business Development
+49 731 944 2233
michael.demmer@wieland.com

Christopher J. Kodosky
Wieland North America
Chief Financial Officer
+1 847 240 4700
christopher.kodosky@wieland.com

www.wieland.com

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